UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 1, 2007 (January 30, 2007)

ALLIED HEALTHCARE INTERNATIONAL INC.

(Exact Name of Registrant as Specified on its Charter)

1-11570 (Commission File Number)	13-3098275 (IRS Employer Identification Number)

New York

(State or Other Jurisdiction of Incorporation or Organization)

555 Madison Avenue, New York, New York 10022

(Address of Principal Executive Offices)

(212) 750-0064

(Registrant’s Telephone Number, Including Area Code)

_______________________________________________________________

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:

Written communications pursuant to Rule 425 under the Securities Act.
Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 1, 2007, Allied Healthcare International Inc. (the “Company”) issued a press release announcing its earnings for the quarter ended December 31, 2006. A copy of the press release is attached to this Form 8-K.

ITEM 8.01	OTHER EVENTS.

On January 30, 2007, the Company entered into an amendment to its senior credit facility. A copy of the amendment is attached to this Form 8-K and incorporated by reference into this Item 8.01.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

10.1    Amendment Letter, dated January 30, 2007, among Allied Healthcare Group Holdings Limited, Allied Healthcare International Inc., the subsidiaries of Allied Healthcare International Inc. identified therein, Barclays Bank PLC and Lloyds TSB Bank plc.

99.1	Press release, dated February 1, 2007, of Allied Healthcare International Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 1, 2007

ALLIED HEALTHCARE INTERNATIONAL INC.
By:	/s/ Marvet Abbassi
	Name:	Marvet Abbassi
	Title:	Financial Controller